IVA FIDUCIARY TRUST

IVA Worldwide Fund

IVA International Fund

Supplement dated March 10, 2021 to the

Summary Prospectuses, Prospectus and Statement of Additional Information,

each dated January 31, 2021 for the

IVA Worldwide Fund and IVA International Fund (each a “Fund” and, together, the “Funds”)

This supplement updates information in the Summary Prospectuses, Prospectus and Statement of Additional Information of the IVA Fiduciary Trust (the “Trust”) dated January 31, 2021. You may obtain copies of the Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling the toll-free number (866) 941-4482 or by visiting the Trust’s website at www.ivafunds.com.

IMPORTANT NOTICE

On March 10, 2021, the Board of Trustees (the “Board”) of the Trust, on behalf of each of its series, the Funds, and upon the recommendation of the Funds’ adviser, International Value Advisers, LLC (the “Adviser”), approved for each Fund a plan to liquidate the Fund (the “Liquidation Plan”), which will take effect on March 10, 2021 (the “Effective Date”). The Adviser has informed the Board of its intention to close all investment products with the intention of deregistering as an investment adviser and terminating its existence. As of the Effective Date, each Fund will begin liquidating its portfolio assets and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest. As a result, the Funds will not be pursuing their investment objectives after the Effective Date. The liquidations are expected to take place on or about April 19, 2021 (the “Liquidation Date”).

As of the close of business on the Effective Date, purchases are no longer permitted and each Fund is closed to new and existing investors, including shareholders who hold an account directly with a Fund and those shareholders who invest in a Fund through a financial intermediary account, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), and shareholders who invest through automatic investment plans. In addition, as of the close of business on the Effective Date, exchanges and reinvestment of dividends into the Funds are no longer permitted.

At any time prior to the Liquidation Date, shareholders may redeem their shares of a Fund pursuant to the procedures set forth in the Prospectus, as supplemented. Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on that date. Any such redemptions will not be subject to any sales charges, including contingent deferred sales charges. Any such redemptions will not be subject to redemption fees or limitations on redemptions in connection with policies designed to deter short term trading. Further, any such redemption will generally be considered a taxable event for federal income tax purposes. Shareholders who hold their shares in a Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.

IVA Worldwide Fund recently received payment from the French government of reclaims with respect to French taxes previously withheld from French-source income earned by the Fund. The payment is subject to federal income tax claims that will be determined pursuant to a closing agreement between IVA Worldwide Fund and the Internal Revenue Service (the “Service”). The amount received, less the estimated taxes and related expenses, is included in the current net asset value of IVA Worldwide Fund’s shares. It is likely that a closing agreement with the Service will not be reached prior to the Liquidation Date, resulting in a delay in the distribution of the after-tax, after-expense reclaim amount to shareholders being redeemed on the Liquidation Date.

Additionally, both IVA Worldwide Fund and IVA International Fund have pending certain additional foreign tax reclaims, both in France (which are not included in share net asset value due to uncertainty regarding the receipt of payment with respect to such reclaims) and in other countries (which are included in share net asset value). Because payment of any such reclaims may not be received prior to the Liquidation Date, or prior to the termination of the Trust and the Funds, the Board has reserved the right to amend each Fund’s Liquidation Plan, based on developments with respect to the likelihood of the receipt of payment of such reclaims, in order to make arrangements to increase the ability of the Funds to receive such reclaims and distribute the resulting after-tax amounts to shareholders. Such arrangements could include the establishment of liquidating trusts designed to receive reclaim amounts, negotiate any necessary closing agreements with the Service, fulfill tax reporting requirements and make distributions to shareholders. Such arrangements would result in additional costs to the Funds, which costs will be borne increasingly by shareholders remaining in the Funds when and if such arrangements are adopted. The shareholders remaining in the Funds will also receive the benefit of such additional tax reclaims and other receivables as the Funds are able to collect by or, if applicable, after the Liquidation Date. The Board will take into account the delays and costs, as well as the possible benefits, involved in any such arrangement as part of its consideration of whether or not to amend the Liquidation Plans.

Shareholders, particularly IRA account holders and qualified plan participants, should consult with their own advisors regarding the potential income tax consequences of delayed distributions and participation in liquidating trusts.

Please retain this supplement for future reference.